UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 16, 2020

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On March 16, 2020, the Office of the Premier of the Cayman Islands announced that, as a preventative measure to combat the possible spread of COVID-19, the Cabinet of the Cayman Islands has approved the closure of Owen Roberts International Airport on Grand Cayman to international passenger flights for a period of three weeks, from March 22, 2020 at 11:59 p.m. local time until 11:59 p.m. local time on April 12, 2020. On March 13, 2020, the Cabinet closed Grand Cayman to all cruise ship arrivals for a period of 60 days.

As a consequence of the decline in travel in general resulting from the COVID-19 pandemic and these government actions, Consolidated Water Co. Ltd. (the “Company”) expects that the number of tourists visiting Grand Cayman will substantially decline and the economy of the Cayman Islands will be negatively affected. The Cayman Islands government has requested that the Company’s retail water utility on Grand Cayman temporarily suspend, until further notice, all disconnections for non-payment of its water services to ensure that all residents continue to have access to potable water during the COVID-19 pandemic, and to give customers which may experience financial hardship additional time to make their payments. The Company has agreed to comply with this request. While the Company cannot presently quantify the impact the COVID-19 pandemic will have on its retail water operations, the Company believes that the resulting decline in tourism to Grand Cayman arising from the COVID-19 pandemic could have a material adverse impact on its consolidated results of operations, financial condition and cash flows.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in those filings.

Note about forward-looking statements. Statements contained in this Current Report on Form 8-K regarding the impact of the COVID-19 outbreak on the Company’s projected financial results, operations and liquidity, and all other statements in this report other than recitation of historical facts are “forward-looking” statements within the meaning of Section 27A of the Exchange Act and Section 21E of the Exchange Act. Forward-looking statements usually containing the words "believe", "estimate", "project", "intend", "expect", "should", "will" or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, world events, including the spread of COVID-19, impacting the ability or desire of people to travel to the Company’s service areas, continued acceptance of the Company's products and services in the marketplace, changes in its relationships with the governments of the jurisdictions in which it operates, the outcome of its negotiations with the Cayman Islands government regarding a new retail license agreement, its ability to successfully secure contracts for new water projects, including the project under development in Baja California, Mexico, its ability to develop and operate such projects profitably, its ability to renew existing bulk water supply contracts, its ability to collect its delinquent accounts receivable in the Bahamas, and its ability to manage growth and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. Except as otherwise required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

By:	/s/ David W. Sasnett
Name:	David W. Sasnett
Title:	Executive Vice President & Chief Financial Officer

Date: March 17, 2020

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